Exhibit 99.1

Innovative Therapies for Disorders of the Brain and Nervous System Discovering and Developing Novel Small-Molecule NMDAr Modulators Cowen and Company 39th Annual Health Care Conference

Forward-looking statements This presentation has been prepared by Aptinyx Inc. (“we,” ”us,” “our,” “Aptinyx,” or the “Company”) and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither this presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof, except as required by law. This presentation contains estimates and other statistical data made by independent parties and us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. This presentation also contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to business, operations, and financial conditions of Aptinyx including but not limited to preclinical and clinical development of Aptinyx’s product candidates and the timing and reporting of results from preclinical and clinical studies evaluating Aptinyx’s product candidates. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Although Aptinyx believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. Actual results could differ materially from those projected in Aptinyx’s forward-looking statements due to numerous known and unknown risks and uncertainties. All forward-looking statements speak only as of the date of this presentation and are qualified in their entirety by this cautionary statement. Aptinyx undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof, except as required by law. 2

POSITIVE HUMAN DATA in Phase 1 and Phase 2a clinical studies Clinical-stage biopharmaceutical company developing transformative NMDA receptor-modulating therapies 3 TARGETING RELEVANT DISEASE AREAS with significant unmet need & commercial opportunity ROBUST IP afforded through internal innovation and proprietary platform NEAR-TERM CLINICAL MILESTONES across multiple proof-of-concept studies and indications $ WELL-FUNDED AND BACKED by highly regarded healthcare investors PROVEN TEAM WITH EXPERTISE across pharma value chain PRODUCTIVE COLLABORATION with Allergan VALIDATED TECHNOLOGY with differentiated science and mechanism

Chronic Pain

- Affects up to **100mm people** in the U.S.
- Current therapies have **limited efficacy** and substantial **side effects**
- Market leading therapies have significant drawbacks, yet have garnered **>$5bn** in annual revenues each
- Significant **abuse liability**



PTSD

- **~8.5mm** people suffering from PTSD in the U.S.
- Caused by **numerous trauma types** and **underdiagnosed**
- Elevated **suicide risk**
- Often with simultaneous **addiction or drug abuse**
- **Only 2 approved therapies** – both approved **10+ years ago**



Parkinson's Cognitive Impairment

- Affects up to **500k people** in the U.S.
- **50% of those with Parkinson's** have some cognitive impairment
- Significant disease burden on **patients and caregivers**
- **Only 1 approved therapy** with limited efficacy in PD

4

Modulation: A differentiated approach to targeting the NMDA receptor VS. 5 NMDAr-targeted drugs discovered to date (largely inhibitors, e.g., PCP, ketamine) have significant limitations

Prolific output from Aptinyx small-molecule NMDAr modulator discovery platform Dozens of novel chemical scaffolds Novel, distinct, newly characterized binding domain High oral bioavailability and stability Diverse potency, activity, subtype selectivity, and pharmacology/biology profiles Composition of matter IP protection through 2034 and beyond Over 1,000 unique, small-molecule NMDAr modulators designed and synthesized NMDA Receptor 6

Multiple clinical-stage development programs across various CNS indications

	Indication	Phase 1	Phase 2	Phase 3	Est. U.S. Prevalence	Next Milestone
NYX-2925	Painful Diabetic Peripheral Neuropathy				~5.5mm	Detailed Phase 2a data April 2019
NYX-2925	Fibromyalgia				~5mm	Phase 2a data expected 1H 2019
NYX-783	Post-Traumatic Stress Disorder				~8.5mm	Phase 2a data expected 1H 2020
NYX-458	Parkinson's Disease Cognitive Impairment				~500k	Phase 1 data expected 1H 2019

Additional Program from Our Discovery Platform

	Indication	Partner	Details
AGN-241751	Major Depressive Disorder	Allergan	Acquired by Allergan via exercise of option under ongoing research collaboration. No further economic consideration to Aptinyx associated with future development.

7

Increases non-REM sleep without impacting REM sleep Shows positive effects on pain processing and pain in patients with fibromyalgia and painful DPN NYX-2925 in Phase 2 clinical development for treatment of chronic pain Strong mechanistic rationale Safety and activity observed to date suggest NYX-2925 has therapeutic potential in chronic pain with a differentiated safety profile Sensory processing Learning & memory Shift in pain processing in people with chronic pain Clear clinical evidence of favorable safety and relevant activity 8 This common circuitry is also implicated in key comorbidities of pain such as MOOD and SLEEP Exhibits favorable safety, tolerability, CNS exposure, and pharmacokinetics Enhances NMDAr-mediated synaptic plasticity

Exploratory biomarker and efficacy study of NYX-2925 in patients with fibromyalgia Primary endpoints known to be correlated with pain improvement and are a direct measure of drug effect 9 Aptinyx & U of M used fMRI to evaluate effects of NYX-2925 Building on prior work of University of Michigan Glutamatergic activity in insular cortex Connectivity between insular cortex and default mode network Evaluated effects of Lyrica® on brain activity, which identified key signatures associated with pain and pain reduction in fibromyalgia: Primary endpoints were objective imaging-based markers of central pain processing Strong correlation between these imaging markers and clinical pain symptoms Harris et al., Anesthesiology, 2013

Significantly lower pain-evoked increases in posterior insula Glx Reduced connectivity between insular cortex and default mode network Significant reductions of Glx levels in dorsal anterior cingulate cortex Corresponding trends of improvement on clinical pain scores, cognitive impairment, fibromyalgia impacts, and mood NYX-2925 was well tolerated with no treatment-related serious adverse events reported NYX-2925 demonstrated effects on pain processing, pain, and other measures in patients with fibromyalgia Robust activity on objective imaging markers supports further development of NYX-2925 in fibromyalgia 10

Phase 2 study of NYX-2925 in patients with painful diabetic peripheral neuropathy (DPN)


Screening (2-4 weeks)
Baseline (1 week)
Treatment (4 weeks)
Safety follow-up (1 week)
Inclusion/ exclusion eligibility
Analgesic washout*
Randomization eligibility
Baseline pain score
Placebo q.d. (n = 72)
NYX-2925 10mg q.d. (n = 77)
NYX-2925 50mg q.d. (n = 77)
NYX-2925 200mg q.d. (n = 74)
Monitored for AEs – no treatment
Daily Pain Score

*Patients were allowed to maintain stable dosing of 1 allowable concomitant analgesic

Key objectives of the study:

- Evaluate safety and tolerability of NYX-2925 in a DPN patient population
- Assess the most active dose level across a 20-fold dose range
- Assess activity of NYX-295 across multiple endpoints relevant to chronic pain
- Identify key patient characteristics to inform inclusion/exclusion criteria for future studies

11

NYX-2925 showed significant effects across primary and secondary endpoints in a highly relevant patient sub-population 12 Change in average daily pain vs. placebo (primary efficacy endpoint) Total efficacy population (N=300) Advanced DPN population (N=127)* *Post-hoc analysis of advanced DPN population includes patients who have had DPN for > 4 years

Key findings provide scientific foundation for further development of NYX-2925 NYX-2925 showed excellent safety profile – AEs comparable to placebo and no SAEs Patients with advanced DPN showed the greatest treatment benefit Mechanism of NYX-2925 addresses the increasing central manifestation of pain perception and processing associated with the prolonged chronic pain these patients experience Patients with advanced DPN represented nearly half of the entire study population (N = 127) 50 mg identified as the most active dose level among the three doses tested Evidence of inverted-U-shaped dose response, consistent with previous preclinical and clinical data with this mechanism In patients with advanced DPN, effect of 50 mg dose was both clinically meaningful and statistically significant Week 4 change vs. baseline in average daily pain (on 10-point NRS) = 1.93 points Week 4 change vs. placebo in average daily pain (on 10-point NRS) = 1.21 points (p = 0.004) Effects were consistent across primary and secondary endpoints Effects were even more pronounced in patients not on a concomitant analgesic medication 13 Presentation of detailed results at APS Scientific Meeting in April 2019

Favorable safety, tolerability, CNS exposure, and PK in Phase 1 2 approved SSRIs – approved 10+ years ago Limited efficacy – only targeting symptoms Burdensome side effects with current therapies NYX-783 in Phase 2 clinical development for treatment of PTSD Strong preclinical & early clinical evidence Robust and long-lasting activity in multiple preclinical models Clear mechanistic rationale Learning and memory dysfunction NMDAr crucial to learning and memory and fear extinction Significant unmet need Preclinical evidence and clinical safety profile indicate the potential for NYX-783 to address significant unmet needs in the treatment of PTSD 14 Contextual Fear Conditioning Model

First-in-patient Phase 2 study of NYX-783 for the treatment of post-traumatic stress disorder



Sequential parallel comparison design
Screening
Stage 1 (4 weeks)
Stage 2 (4 weeks)
Diagnosis of PTSD (DSM-5)
CAPS-5 ≥30
PCL-5 ≥38
Placebo
Placebo non-responder criteria:
• CAPS-5 reduction from baseline ≤35%
• CAPS-5 score @ re-randomization ≥26
NYX-783 50mg daily
NYX-783 50mg weekly
Placebo non-responders
Placebo
NYX-783 50mg daily
NYX-783 50mg weekly
Placebo responders
Placebo
NYX-783 50mg daily
NYX-783 50mg weekly
Placebo
Primary analysis for efficacy

- Evaluating effects of NYX-783 on PTSD symptoms
- Outcome of study to inform most appropriate dose regimen, enrollment criteria, and endpoints for future studies

Data from this first-in-patient study expected 1H 2020

CAPS-5 (Clinician Administered PTSD Scale – DSM 5th Edition)
PCL-5 (PTSD Checklist – DSM 5th Edition)

15

NYX-458 in clinical development for treatment of Parkinson's disease cognitive impairment

Clear mechanistic rationale

- NYX-458 enhances synaptic plasticity and LTP through NMDAr modulation
- NMDAr dysregulation and dysfunction caused by loss of dopamine neurons in Parkinson's

Substantial opportunity

- Significant unmet need
- Concentrated patient and prescriber base
- Attractive potential follow-on indications in a number of cognitive disorders

Strong preclinical evidence in cognition and Parkinson's disease models



Novel Object Recognition
Encoding
Consolidation
Retrieval
Morris Water Maze
Before Learning
After Learning





Healthy primates
Stable MPTP-induced deficit
Effects following single dose of NYX-458
Percent Correct Responses
100
90
80
70
60
50
40
2-second delay (attention)
35-50-second delay (memory)
Random chance probability
Single dose NYX-458
Task training
MPTP* dosing
No MPTP dosed
Original Baseline (Healthy)
1
2
3
Post-Vehicle
1
6
11
15
21
Days Following Single Dose

Pronounced effects on cognition in preclinical models support development of NYX-458 in Parkinson's disease cognitive impairment – Phase 1 healthy volunteer safety and PK data expected 1H 2019

16

*MPTP is a neurotoxin employed to deplete dopamine-related neural cells -- similar to the way Parkinson's disease does in humans